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                                                                    EXHIBIT 99.2




                   CNA SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN




                         Restated as of January 1, 2003


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                   CNA SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                TABLE OF CONTENTS


ARTICLE I GENERAL PROVISIONS......................................................................................1
   1.1  Purpose...................................................................................................1
   1.2  Effective Date............................................................................................1
   1.3  Company and Employers.....................................................................................1
   1.4  Plan Year.................................................................................................1
   1.5  Definitions and Rules of Construction.....................................................................1

ARTICLE II ELIGIBILITY AND BENEFITS...............................................................................4
   2.1  Eligibility...............................................................................................4
   2.2  Benefits..................................................................................................4
   2.3  Vesting...................................................................................................5
   2.4  Time and Form of Payment..................................................................................5
   2.5  Death Benefits............................................................................................5

ARTICLE III PAYMENT OF BENEFITS...................................................................................7
   3.1  Source of Payment.........................................................................................7
   3.2  Establishment of Trust....................................................................................7
   3.3  Withholding and Payroll Taxes.............................................................................7
   3.4  Payment on Behalf of Disabled or Incompetent Persons......................................................7
   3.5  Missing Participants or Beneficiaries.....................................................................8

ARTICLE IV ADMINISTRATION.........................................................................................9
   4.1  Plan Administrator........................................................................................9
   4.2  Administrator's Powers....................................................................................9
   4.3  Binding Effect of Rulings................................................................................10
   4.4  Claims Procedure.........................................................................................10
   4.5  Indemnity................................................................................................12

ARTICLE V AMENDMENT AND TERMINATION OF PLAN......................................................................13
   5.1  Amendment................................................................................................13
   5.2  Termination..............................................................................................13

ARTICLE VI MISCELLANEOUS.........................................................................................14
   6.1  Status of Plan...........................................................................................14
   6.2  Nonassignability.........................................................................................14
   6.3  No Contract of Employment................................................................................14
   6.4  Participant Litigation...................................................................................14
   6.5  Participant and Beneficiary Duties.......................................................................14
   6.6  Governing Law............................................................................................15
   6.7  Validity.................................................................................................15
   6.8  Notices..................................................................................................15
   6.9  Successors...............................................................................................15


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                   CNA SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                   ARTICLE I
                               GENERAL PROVISIONS

         1.1 Purpose. The purpose of this CNA Supplemental Executive Retirement Plan (the "Plan") is to enable selected Employees and former senior Employees of CNA Financial Corporation (the "Company") or its subsidiaries (the "Employers") to receive additional retirement benefits, to compensate them for the limitations imposed upon their benefits under the CNA Employees Retirement Plan in order to comply with the requirements of the Internal Revenue Code (the "Code"), and also to permit the Employers to provide additional benefits for other key Employees and former Employees.

         1.2 Effective Date. Except as otherwise explicitly provided below, the rights of a Participant whose employment terminated, or who otherwise became entitled to receive benefits, under the Plan prior to January 1, 2003, shall be determined under the terms of the Plan as in effect at such time.

         1.3 Company and Employers. The Plan is adopted for the benefit of selected Employees and former Employees of the Company and the Employers. As of the effective date of this restatement, Continental Casualty Company is the only Employer other than the Company participating in the Plan. The Administrator may permit any other company that is an affiliate or subsidiary of the Company to participate in the Plan in such manner as the Administrator may determine. Each Employer is liable for the payment of benefits to a Participant that is or was an Employee of such Employer. The Company is the sponsor of the Plan for purposes of ERISA and the issuer of all interests in the Plan for securities laws purposes.

         1.4 Plan Year. The Plan Year of the Plan shall coincide with the calendar year, except as the Administrator shall otherwise determine.

         1.5 Definitions and Rules of Construction. As used in this Plan, certain capitalized terms shall have the meanings set forth below. Capitalized terms not defined herein shall have the meaning set forth in the Retirement Plan, if applicable. Nouns and pronouns which are of one gender shall be construed to include all genders, and the singular shall include the plural and vice-versa, except as the context otherwise clearly requires. Article and Section headings are for ease of reference only and shall have no substantive meaning.


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         (a) "Administrator" means the Company or such other person as the
Company shall designate pursuant to Section 4.1.

         (b) "Benefits Committee" means a committee appointed by the Administrator, and consisting of such persons as the Administrator may determine, for the purpose of determining the form in which benefits under the Plan are to be paid as provided in Section 2.4. In lieu of appointing a separate committee, the Administrator may designate another committee established to administer any aspects of the Company's retirement plans to act as the Benefits Committee, in which case such committee shall be the Benefits Committee for purposes of this Plan.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Choice 1 Participant" means a Participant who is treated as a "Choice 1 Participant" under the Retirement Plan.

         (e) "Choice 2 Participant" means a Participant who is treated as a "Choice 2 Participant" under the Retirement Plan.

         (f) "Code" means the Internal Revenue Code of 1986, and any treasury regulations, rulings or other authoritative administrative pronouncements interpreting the Code. If any provision of the Code specifically referred to herein is amended or replaced, the reference shall be deemed to be to the provision as so amended, or to the new provision, if such reference is consistent with the purposes of the Plan.

         (g) "Company" means CNA Financial Corporation, and any successor thereto that assumes the obligations of the Company under this Plan.

         (h) "Employee" means any person employed by any Employer and classified as an Employee by such Employer. The term "Employee" shall not include a person who is retained to provide services for an Employer as an independent contractor, or who provides services for an Employer pursuant to an agreement or understanding, written or unwritten, with a third party that such person shall be treated as an employee of the third partly, but who is subsequently determined to be an employee at common law, for purposes of any federal or state tax or employment law, or for any other purpose.

         (i) "Employer" means the Company and any subsidiary of the Company that adopts the Plan and is the employer or former employer of a Participant.

         (j) "ERISA" means the Employee Retirement Income Security Act of 1974, and any Labor Department regulations, rulings or other authoritative administrative pronouncements interpreting ERISA. If any provision of ERISA specifically referred to herein is amended or replaced, the reference shall be deemed to be to the provision as so amended, or to the new provision, if such reference is consistent with the purposes of the Plan.

         (k) "Participant" means an Employee or former Employee designated to participate in the Plan pursuant to Section 2.1, while he has the right to any benefits under the Plan.


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         (l) "Plan" means this CNA Supplemental Executive Retirement Plan, as amended from time to time.

         (m) "Retirement Plan" means the CNA Retirement Plan, as amended and restated effective as of January 1, 1999, and including all subsequent amendments thereto.

         (n) "SERP Accrued Pension Account" means a bookkeeping account established on behalf of a Choice 2 Participant to reflect the amount of such Participant's benefit under this Plan, as described more fully in Section 2.2(b). Such accounts are for bookkeeping purposes only, and shall not be construed to require the segregation of any assets of the Employer or to give a Choice 2 Participant any rights greater that those of an unsecured creditor.

         (o) "SERP Agreement" means an agreement entered into between an Employer and a Participant pursuant to Section 2.1(c) providing for the Participant to receive benefits under this Plan which are different from the benefits received by Participants generally by reason of the application of the Tax Limits. A SERP Agreement may take the form of, or be included within, an employment agreement or settlement agreement.

         (p) "Tax Limits" means the limitations imposed on a Participant's benefits under the Retirement Plan to satisfy the requirements of ss.401(a)(17) or ss.415 of the Code.










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                                   ARTICLE II
                            ELIGIBILITY AND BENEFITS

         2.1 Eligibility.

         (a) Only selected management and highly compensated Employees and former Employees who are designated as provided herein shall be eligible to participate in the Plan. The Employees and former Employees who are so designated to participate in the Plan shall be referred to herein as "Participants."

         (b) Initially, all Employees who are eligible to participate in the Retirement Plan and whose accrued benefit under the Retirement Plan is restricted by either or both of the Tax Limits, shall be eligible to participate in the Plan. Notwithstanding the foregoing, the Administrator may, in its sole discretion, determine at any time that any Employee or group of Employees described in the preceding sentence shall no longer be eligible to participate; provided that such determination shall not have the effect of reducing a Participant's benefit previously accrued under this Plan.

         (c) Any Employer, with the consent of the Administrator, may enter into a SERP Agreement with any person, whether or not such person is described in paragraph (b), who may be either an Employee, a former Employee, or a consultant or independent contractor, providing for such person to receive a nonqualified retirement benefit pursuant to Section 2(c), and such person shall thereupon become a Participant. To the extent necessary or appropriate, any reference in this Plan to "employment" shall be modified and interpreted in the case of a former Employee or independent consultant in a manner consistent with the intent of the Plan.

         2.2 Benefits.

         (a) Each Choice 1 Participant who retires and becomes eligible to receive a benefit under the Retirement Plan, whether a normal, early, late, disability, or deferred vested benefit, shall receive a benefit from this Plan equal to the excess, if any, of the amount the Participant would have received from the Retirement Plan if neither of the Tax Limits applied over the Participant's actual Retirement Plan benefit. The amount of the benefit the Participant would have received under the Retirement Plan shall be determined on the same basis as the Participant's actual Retirement Plan benefit, taking into account the Participant's age, compensation history, service, and form of benefit elected under the Retirement Plan, but shall not be subject to any actuarial adjustment solely by reason of the fact that the Participant retired after his normal retirement age.

         (b) A Choice 2 Participant who becomes entitled to a benefit under the Retirement Plan shall receive a benefit under this Plan equal to the balance in his SERP Accrued Pension Account. The SERP Accrued Pension Account of each Choice 2 Participant was initially established as of December 31, 1999 (or, in the case of a Choice 2 Participant who was an Employee of RSKCO Claims Services, Inc., December 31, 1998), in an amount equal to the excess, if any, of the amount of the Accrued Pension Account that would have been established for such Participant under the Retirement Plan if his accrued benefit had not been subject to either of the Tax Limits, and such SERP Accrued Pension Account shall be credited with interest



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not less often than annually at the annual rate of interest on 30-year Treasury securities for the month of November preceding the Plan Year as of which the interest is being credited in the manner specified in the Retirement Plan.

         (c) The benefit provided to a Participant who becomes a Participant by virtue of a SERP Agreement shall be determined as provided in the applicable SERP Agreement. In general, it is intended that SERP Agreements shall provide such Participants with benefits computed in the manner provided in the Retirement Plan, but which cannot be provided under the Retirement Plan for reasons other than the Tax Limits. By way of illustration and not limitation, a SERP Agreement may provide for a Participant hired after December 31, 1999, to receive a benefit computed as if he were a participant in the Retirement Plan, or may provide for a Participant to receive a supplemental benefit determined as if he were credited with additional service under the Retirement Plan.

         2.3 Vesting. Except as otherwise provided in a SERP Agreement, a Participant's benefit under this Plan shall be vested if, and only if, his benefit under the Retirement Plan is vested.

         2.4 Time and Form of Payment.

         (a) Except as otherwise provided below, or in a SERP Agreement, a Participant's benefit under this Plan shall be paid in the same manner as his Retirement Plan benefit, and shall take the form of a supplemental monthly payment directly from his Employer; provided that if the monthly amount of the Participant's benefit under this Plan paid in such form does not exceed $250.00 per month, it shall be paid in a single lump sum equal to the actuarial equivalent of his benefit.

         (b) The Benefits Committee may elect to pay a Choice 1 Participant a single lump sum equal to the actuarial equivalent of his benefit under this Plan, and may also decide to pay a Choice 2 Participant an annuity in any of the forms of annuity available under the Retirement Plan that are actuarially equivalent. The Benefits Committee may also elect to pay a benefit that would otherwise be payable in a lump sum in the form of a monthly annuity, and may establish a different standard for payment of benefits in a lump sum, which may be either more or less than $250.00 per month. All determinations by the Benefits Committee as to the form of payment shall be made by the Benefits Committee in its sole and absolute discretion, which may be exercised in an arbitrary and capricious manner, and in no event shall any Participant be considered to have a vested interest in the payment of his benefit in any particular form. Actuarial equivalence shall be determined in accordance with the applicable actuarial assumptions provided under the Retirement Plan. Payment of a Participant's benefit in the form of a lump sum shall fully discharge all amounts owed to the Participant and to his heirs or beneficiaries under the Plan.

         2.5 Death Benefits.

         (a) A surviving spouse or other beneficiary of a deceased Choice 1 Participant shall be entitled to a survivorship pension if, and only if, the form of benefit payable to the Participant under the Retirement Plan provided for survivorship rights. If a Choice 1 Participant



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dies prior to his Annuity Starting Date (as defined in the Retirement Plan), his surviving spouse shall be entitled to a survivorship pension if, and only if, the spouse is entitled to a preretirement survivorship pension under the Retirement Plan. The amount payable to a Choice 1 Participant's beneficiary shall be equal to the excess, if any, of the amount the beneficiary would have received from the Retirement Plan if the Tax Limits had not applied to the Participant's benefit over the amount actually received from the Retirement
Plan.

         (b) In the case of a Choice 2 Participant whose benefit under this Plan is paid or payable in the form of an annuity, including a Choice 2 Participant who dies prior to his Annuity Starting Date and whose surviving spouse is entitled to a preretirement survivorship pension, the death benefit, if any, payable after the Participant's death shall be as determined under paragraph
(a). In addition, a Choice 2 Participant may designate a beneficiary to receive the balance in his SERP Accrued Pension Account in the event of his death prior to his Annuity Starting Date. All designations of Beneficiaries, and revocations or changes in designations, shall be made in accordance with rules, procedures and limitations prescribed by the Administrator. No designation of a Beneficiary, and no revocation or change in a designation, shall be effective until actually received by the Administrator in writing, and the Administrator's determination of a Participant's Beneficiary, if made in good faith, shall be final and conclusive on all parties. If there is no designated Beneficiary living at the time of the Participant's death, his Beneficiary shall be the person designated as his beneficiary under the Retirement Plan (regardless of whether such designation is invalid solely by reason of ss.401(a)(11) of the Code or ss.205 of the ERISA by reason of the failure of the Participant's spouse to consent) or, if no beneficiary is designated under the Retirement Plan, his estate.

         (c) A SERP Agreement may provide for other types of death or survivorship benefits in addition to those described in paragraphs (a) and (b), but shall not be construed to provide for such benefits unless it specifically so provides.


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                                  ARTICLE III
                               PAYMENT OF BENEFITS

         3.1 Source of Payment. All payment of benefits under the Plan shall be made directly from the general funds of the Participant's Employer. Each Employer shall establish separate bookkeeping accounts to reflect its liability under the Plan and may, but shall not be obligated to, invest in insurance or annuity contracts or other assets to assure a source of funds for the payment of benefits, but any such bookkeeping account, insurance or annuity contracts, or other investment shall constitute assets solely of such Employer, and Participants shall have no right, title or interest therein prior to payment of their benefits hereunder. The right of any Participant or other person to receive benefit payments under the provisions of this Plan shall be no greater than the right of any unsecured general creditor of the Participant's Employer. This Plan shall not create nor be construed to create a trust or fiduciary relationship in favor of any person whatsoever.

         3.2 Establishment of Trust. The Company may, but shall in no event be required to, establish one or more trusts and contribute, or cause Employers to contribute, amounts to such trusts to be used for the payment of benefits under this Plan. Any such trust shall be of the type commonly referred to as a "rabbi trust", and the Company or Employer shall be treated as the owner of the assets of such trust for tax purposes in accordance with ss.671-ss.678 of the Code. The assets of any such trust shall remain subject to the claims of creditors of the Company or the Employer contributing such assets, and no Participant or any other person shall have any beneficial interest in or other claim to the assets of any such trust beyond that of a general creditor as provided in Section 3.1. Any payments made to or on behalf of a Participant or Beneficiary from any such trust shall fully discharge the liability of the Company or Employer to such Participant or Beneficiary under the Plan to the extent of the amount so paid. The Administrator shall have the right to select, remove, and replace the trustee thereof at any time in its sole discretion, and shall enter into one or more agreements governing such trust containing such terms as it determines, and may modify, amend or revoke any such agreements, all in its sole discretion.

         3.3 Withholding and Payroll Taxes. The Administrator shall withhold, or shall direct the person making any payment to withhold, from payments made hereunder any taxes required to be withheld from a Participant's wages for the federal or any state or local government. To the extent that benefits hereunder are subject to tax under the Federal Insurance Contributions Act or any other law prior to the time that they become payable, the Administrator may withhold, or direct the Participant's Employer to withhold, the amount of such taxes from any other compensation or other amounts payable to the Participant. The Administrator's determination of the amount to be so withheld shall be final and binding on all parties.

         3.4 Payment on Behalf of Disabled or Incompetent Persons. If a Plan benefit is payable to a minor or a person declared incompetent or to a person whom the Administrator, in its sole discretion, determines to be incapable of handling the disposition of property, the Administrator may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of such minor or incompetent person, or to any other person, including any family member, whom the Administrator determines in its sole discretion to be best suited to receive and apply the payment for the benefit of such person. The Administrator




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may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Company and the Participant's Employer from all liability with respect to such benefit.

         3.5 Missing Participants or Beneficiaries. If the Administrator is unable to locate any Participant, beneficiary or other person entitled to benefits under this Plan, the Administrator may, in its sole discretion, either cause all or a portion of such payment to be forfeited and to reduce its obligations under this Plan, or may pay all or a portion of such benefit to members of the missing person's family or such other person as it may determine in its sole discretion to be fair and equitable. Any payment made pursuant to this Section 3.5 shall fully discharge the obligation of the Company and all Employers under this Plan with respect to the amount so paid.






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                                   ARTICLE IV
                                 ADMINISTRATION

         4.1 Plan Administrator. This Plan shall be administered by the Company, which shall be the "administrator" for purposes of ss.3(16)(A) of the Employee Retirement Income Security Act of 1974. The Company may designate one or more persons who may be officers or Employees of any Employer, to exercise any of its authority or carry out any of its duties under the Plan, but such person shall not be considered the "administrator" unless specifically so designated in a resolution of the Board. In the absence of any other designation, the Executive Vice President-Human Resources and Corporate Services of Continental Casualty Company, or persons acting under his supervision, shall be so designated. In addition, the Company has established an Operations Committee to oversee the operation of various retirement plans, and the Operations Committee shall have the authority on behalf of the Administrator to adopt rules, regulations and procedures, to hear all appeals from denied claims under Section 4.4, and to consider all other issues related to the administration of the Plan referred to it by the Executive Vice President-Human Resources and Corporate Services and his delegates.

         4.2 Administrator's Powers. The Administrator shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers, rights and duties:

                  (a) Interpretation of Plan. The Administrator shall have the power, right and duty to construe and interpret the Plan provisions and to determine all questions arising under the Plan including questions of Plan participation, eligibility for Plan benefits and the rights of Employees, participants, beneficiaries and other persons to benefits under the Plan and to determine the amount, manner and time of payment of any benefits hereunder.

                  (b) Plan Procedures. The Administrator shall have the power, right and duty to adopt procedures, rules, regulations and forms to be followed by Employees, participants, beneficiaries and other persons or to be otherwise utilized in the efficient administration of the Plan and as are consistent with the Plan.

                  (c) Benefit Determinations. The Administrator shall have the power, right and duty to make determinations as to the rights of Employees, Participants, Beneficiaries and other persons to benefits under the Plan and to afford any Participant or Beneficiary dissatisfied with such determination with rights pursuant to a claims procedure adopted by the Administrator.

                  (d) Enforcement of the Plan. The Administrator shall have the power, right and duty to enforce the Plan in accordance with the terms of the Plan and to enforce its procedures, rules or regulations.

                  (e) Maintenance of Plan Records. The Administrator shall be responsible for preparing and maintaining records necessary to determine the




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         rights and benefits of Employees, Participants and Beneficiaries or other persons under the Plan.

                  (f) Allocation of Duties. The Administrator shall be empowered to allocate fiduciary responsibilities and the right to employ agents (who may also be Employees of the Company) and to delegate to them any of the administrative duties imposed upon the Administrator.

                  (g) Correction of Errors. To correct any errors made in the computation of benefits under the Plan, and, if a trust has been established, to recover any contributions made to such trust by mistake of fact or law.

         4.3 Binding Effect of Rulings. Any ruling, regulation, procedure or decision of the Administrator, including any interpretation of the Plan, which is made in good faith shall be conclusive and binding upon all persons affected by it. There shall be no appeal from any ruling by Administrator, except as provided in Section 4.4 below. When making a determination or a calculation, the Administrator shall be entitled to rely on information supplied by investment managers, insurance institutions, accountants and other professionals including legal counsel for the Administrator. Any rule or procedure established by the Administrator may alter any provision of this Plan that is ministerial or procedural in nature without the necessity for a formal amendment of the Plan.

         4.4 Claims Procedure.

         (a) Any Participant or Beneficiary, or any other person asserting the right to receive a benefit under this Plan by virtue of his relationship to a Participant or Beneficiary (the "Claimant"), who believes that he has the right to a benefit that has not been paid, must file a written claim for such benefit in accordance with the procedures established by the Administrator. All such claims shall be filed not more than one year after the Claimant knows, or with the exercise of reasonable diligence would have known, of the basis for such claim. The preceding sentence shall not be construed to require a Participant or Beneficiary to file a formal claim for the payment of undisputed benefits in the normal course, but any claim that relates to the amount of any benefit shall in any event be filed not more than one year after payment of such benefit commences. The Administrator may retain third party administrators and recordkeepers for the purpose of processing routine matters relating to the payment of benefits, but correspondence between a Participant, Beneficiary or other person and such third parties shall not be considered claims for purposes of this Section, and a person shall not be considered a Claimant until he has filed a written claim for benefits with the Administrator.

         (b) All claims for benefits shall be processed by the Administrator, and the Administrator shall furnish the Claimant within 90 days after receipt of such claim a written notice that specifies the reason for the denial, refers to the pertinent provisions of the Plan on which the denial is based, describes any additional material or information necessary for properly completing the claim and explains why such material or information is necessary, and explains the claim review procedures of this Section 4.4, and the Claimant's right to bring an action under ss.502 of ERISA, subject to the restrictions of paragraph (e) if the request for review is unsuccessful. The 90 day period may be extended by up to an additional 90 days if the

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Administrator so notifies the Claimant prior to the end of the initial 90 day period, which notice shall include an explanation of the reason for the extension and an estimate of when the processing of the claim will be complete. If the Administrator determines that additional information is necessary to process the claim, the Claimant shall be given a period not less than 45 days to furnish the information, and the time for responding to the claim shall be tolled during the period of time beginning on the date on which the Claimant is notified of the need for the additional information and the day on which the information is furnished (or if earlier the end of the period for furnishing the information).

         (c) If the claim is denied in whole or in part, or if the decision on the claim is otherwise adverse, the Claimant may, within 60 days after receipt of such notice, request a review of the decision in writing. If the claimant requests a review, the Operations Committee (or such other fiduciary as the Administrator may appoint for such purpose) shall review such decision. The Operations Committee's decision on review shall be in writing and furnished not more than five days after the meeting at which the review is completed, and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, shall include specific references to the pertinent provisions of the Plan on which the decision is based, and shall advise the Claimant of his right to bring an action under ss.502 of ERISA, subject to the limitations of paragraph (e).

         (d) The Operations Committee shall complete its review of the claim not later than its first meeting that is held at least 30 days after the request for review is received. If special circumstances require, such as the need to hold a hearing, require, the decision may be made by the Operations Committee not later than its third meeting held after the request for review is received, in which event the Claimant shall be notified of the reason for the delay not later than five days after the meeting at which the review would otherwise have been completed, which notice shall explain the reason for the delay and include an estimate of the time at which the review will be complete. Notwithstanding the foregoing, if at any time the Operations Committee (or any other fiduciary designated to review appeals) is not scheduled to meet at least quarterly, the decision on review shall be delivered to the Claimant not more than 60 days after the request for review is received, which may be extended to not more than 120 days if special circumstances require and the notice of extension described above is furnished by the end of the initial 60 day period.

         (e) As additional consideration for receipt of benefits hereunder, each Participant agrees and covenants, on behalf of himself, his Beneficiaries, and all persons claiming through him, not to initiate any action before any court, under ss.502 of ERISA or otherwise, or before any administrative agency or quasi-judicial tribunal, for any benefit under the Plan, without having first filed a claim for such benefit and requested review of any adverse decision on such claim in accordance with this Section and the procedures established by the Administrator pursuant to this Section, and in any event not more than 180 days after receipt of the decision on review of the adverse claim decision.

         (f) The provisions of this Section are intended to comply with ERISA ss.503 and the Department of Labor regulations issued pursuant thereto, and shall be so construed and applied. Consistent with such regulations, each Claimant shall have the right to have an authorized representative act on his behalf, to submit arguments and information in support of

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his claim, and to receive, upon written request and without charge, copies of all documents, records, or other information that either (i) were relied upon in determining his benefit under the Plan, (ii) were submitted, considered, or generated in the course of making the benefit determination, even if not relied upon, or (iii) demonstrate compliance with the administrative processes and safeguards of the claim and review procedure.

         4.5 Indemnity. To the extent permitted by applicable law and to the extent that they are not indemnified or saved harmless under any liability insurance contracts, any present or former officers, Employees or directors of the Company, and each of them shall be indemnified and saved harmless by the Company from and against any and all liabilities or allegations of liability to which they may be subjected by reason of any act done or omitted to be done in good faith in the administration of the Plan, including all expenses reasonably incurred in their defense in the event that the Company fails to provide such defense after having been requested in writing to do so.

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                                   ARTICLE V
                        AMENDMENT AND TERMINATION OF PLAN

         5.1 Amendment. The Company may amend the Plan at any time by action of the Board, or any person to whom the Board may delegate such authority, except that no amendment shall decrease the vested Account balance of any Participant as of the effective date of the amendment. The Board has delegated the authority to amend the Plan, with certain exceptions, to the Executive Vice President-Human Resources and Corporate Services of Continental Casualty Company, and any amendment executed by such officer shall be binding on all parties. In addition, the Administrator is authorized pursuant to Section 4.3 to adopt rules and procedures that have the effect of amendment technical, administrative or ministerial provisions of the Plan. By their execution of this amendment and restatement of the Plan, each Employer ratifies and accepts all prior amendments to the Plan, and agrees that in the future the Plan may be amended by action of the Company without consent of the other Employers.

         5.2 Termination. The Company may at any time terminate the Plan by action of the Board. Upon termination, no further allocations shall be made to Accounts, but Accounts shall continue to be credited with earnings and shall be paid in accordance with the provisions of the Plan; provided, however, that upon termination, the Company may, but shall not be obligated to, provided that the Account balances or some or all Participants shall be fully vested and paid to such Participants in a lump sum, which shall fully discharge all obligations owed to such Participants under the Plan. Any Employer may at any time withdraw from the Plan by written notice to the Administrator, in which event the Plan shall be considered terminated with respect to the Participants employed by such Employer (or who were so employed at the time of their termination of employment), and the provisions of this Section 5.2 shall apply to such Participants only.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Status of Plan. This Plan is intended to be an unfunded plan maintained primarily to provide retirement benefits for a select group of management Employees or highly compensated Employees within the meaning of ss.201(1), ss.301(a)(3), and ss.401(a)(1) of ERISA and Department of Labor Regulations 29 C.F.R. ss.2520.104-23, and shall be so construed.

         6.2 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be nonassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to garnishment, seizure or sequestration for the payment of any debts owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency. Notwithstanding the foregoing, the Company shall have the right to offset any amount owed to it or the Participant's Employer against the amount payable to a Participant or his Beneficiary, or to defer payment until any dispute with respect to any amount owed has been resolved.

         6.3 No Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Company or any Employer and the Participant, and neither the Participant nor the Participant's beneficiary shall have any rights against the Company or any Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Company or any Employer or to interfere with the right of the Company and each Employer to discipline or discharge him at any time.

         6.4 Participant Litigation. In any action or proceeding regarding the Plan, Participants, Employees or former Employees of the Company or an Employer, their beneficiaries or any other persons having or claiming to have an interest in this Plan shall not be necessary parties and shall not be entitled to any notice or process. Any final judgment which is not appealed or appealable and may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto and all persons having or claiming to have any interest in this Plan. To the extent permitted by law, if a legal action is begun against the Company, an Employer, the Administrator, the trustee of any trust established hereunder, or any person acting on the behalf or under the direction of any of the foregoing persons, by or on behalf of any person and such action results adversely to such person or if a legal action arises because of conflicting claims to a Participant's or other person's benefits, the costs to any such person of defending the action will be charged to the amounts, if any, which were involved in the action or were payable to the Participant or other person concerned. To the extent permitted by applicable law, acceptance of participation in this Plan shall constitute a release of the Company, each Employer, the Administrator and such trustee and their respective agents from any and all liability and obligation not involving willful misconduct or gross neglect.

         6.5 Participant and Beneficiary Duties. Persons entitled to benefits under the Plan shall file with the Administrator from time to time such person's post office address and each change of post office address. Each such person entitled to benefits under the Plan also shall furnish the Administrator with all appropriate documents, evidence, data or information which the committee considers necessary or desirable in administering the Plan.

         6.6 Governing Law. The provisions of this Plan shall be construed and interpreted according to the laws of the State of Illinois to the extent not pre-empted by the laws of the United States.

         6.7 Validity. In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

         6.8 Notices. Any notice or filing required or permitted to be given to the Administrator or the Company under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the Company at its principal executive offices, or to Company's statutory agent. Notices shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice required or permitted to be given to a Participant shall be sufficient if in writing and hand delivered or sent by first class mail to the Participant at the last address listed on the records of the Company or such Participant's Employer.

         6.9 Successors. The provisions of this Plan shall bind and inure to the benefit of Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of Company, and successors of any such corporation or other business entity.

         IN WITNESS WHEREOF, the Company, and each Employer that was participating in the Plan on the effective date of this Amendment, have caused this amendment and restatement of the Plan to be executed on July 1, 2003.

CNA FINANCIAL CORPORATION                                     CONTINENTAL CASUALTY COMPANY


By: /s/ Thomas Pontarelli                                     By: /s/ Thomas Pontarelli
  ----------------------------------------------                ---------------------------------------------
  Thomas Pontarelli, Executive Vice President -                 Thomas Pontarelli, Executive Vice President-
  Human Resources and Corporate Services                        Human Resources and Corporate Services
  of Continental Casualty Company











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